SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  |X|

Filed by the Party other than the Registrant [  ]

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.  240.14a-12

                         WYMAN PARK BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

     $125 per Exchange Act Rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
Item 22(a)(2) of Schedule 14A.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5.   Total fee Paid:

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[  ]    Fee paid previously with preliminary materials:

[  ]    Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount previously paid:____________________________________________________

2.   Form, Schedule or Registration Statement No.:______________________________

3.   Filing Party:______________________________________________________________

4.   Date Filed:________________________________________________________________

                  [WYMAN PARK BANCORPORATION, INC. LETTERHEAD]


                               September 30, 1999



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Wyman Park Bancorporation, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on October 20, 1999 at the main office located at 11 West Ridgely Road, Lutherville, Maryland.

     In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Company's fiscal year 1999 financial and operating performance.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of three directors.

     I encourage you to attend the meeting in person. Whether or not you attend the meeting, please complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save your Company the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

     Thank you for your attention to this important matter.

                                          Sincerely,



                                          [SIGNATURE BLOCK]


                                          ERNEST A. MORETTI
                                          President and Chief Executive Officer

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 20, 1999


     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Wyman Park Bancorporation, Inc. (the "Company") will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland at 3:00 p.m., Lutherville, Maryland time, on October 20, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of three directors of the Company; and

     2. Such other matters as may properly come before the Meeting, or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 17, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        [SIGNATURE BLOCK]


                                        Ernest A. Moretti
                                        President and Chief Executive Officer


Lutherville, Maryland
September 30, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 20, 1999

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Wyman Park Bancorporation, Inc. (the "Company"), the parent company of Wyman Park Federal Savings & Loan Association (the "Association" or "Wyman Park"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office located at 11 West Ridgely Road, Lutherville, Maryland on October 20, 1999, at 3:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 30, 1999.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors.

VOTE REQUIRED AND PROXY INFORMATION

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will vote on such matters at the direction of the Company's Board of Directors.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proxies marked to abstain with respect to a proposal have the same effect as votes against a proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF SECURITIES

     Stockholders of record as of the close of business on September 17, 1999 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 905,926 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than 5% of the Common Stock and the share ownership of all directors and executive officers of the Company and the Association as a group.

                                                           SHARES
                                                        BENEFICIALLY    PERCENT
                   BENEFICIAL OWNER                        OWNED        OF CLASS
                   ----------------                        -----        --------

   Terry Maltese,                                          70,900        7.83%
   SOAM Holdings, LLC and
   Sandler O'Neill Asset Management LLC
   712 Fifth Avenue, 22nd Floor
   New York, New York 10019(1)

   Wyman Park Bancorporation, Inc.'s
      Employee Stock Ownership Plan(2)                   110,710        12.22%

   Directors and executive officers of the Company
     and the Association, as a group (11 persons)(3)     132,526        14.86%

---------------
(1) As reported by Sandler O'Neill Asset Management LLC ("SOAM"); SOAM Holdings, LLC ("Holdings"); Malta Partners, L.P. ("MP"); Malta Hedge Fund, L.P. ("MHF"); Malta Partners II, L.P. ("MPII"); Malta Hedge Fund II, L.P. ("MHII") and Terry Maltese in a statement as of July 16, 1999 on Amendment No. 1 to a Schedule 13D under the Exchange Act. MP beneficially owned 29,700 shares of Common Stock (approximately 2.9% of the shares outstanding); MHF beneficially owned 19,900 shares of Common Stock
     (approximately 2.0% of the shares outstanding); MPII beneficially owned 11,400 shares of Common Stock (approximately 1.1% of the shares outstanding); MHFII beneficially owned 9,900 shares of Common Stock (approximately 1.0% of the shares outstanding); Holdings owned zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock because of its position as general partner of MP, MHF, MPII and MHFII; SOAM owned zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock by reason of its position as management company for MP, MHF, MPII and MHFII; and Mr. Maltese owns zero shares directly, but may be deemed to beneficially own 70,900 shares of Common Stock by reason of his position as President of Holdings and SOAM. Terry Maltese, SOAM and Holdings each reported shared voting and dispositive power with respect to all shares reported. MP reported shared voting and dispositive power with respect to 29,700 shares; MPII reported shared voting and dispositive power with respect to 11,400 shares; MHF reported shared voting and dispositive power with respect to 19,900 shares, and MHFII reported shared voting and dispositive power with respect to 9,900 shares.
(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 17,695 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the Trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP which have not been allocated to the participants.
(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes shares as to which the respective director has options for purchase and the options are exercisable within 60 days of the Record Date.

PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of nine members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                                                                             Shares of Common
                                                                                    Current Stock Beneficially
                                                                                    Term of     Owned at       Percent
                                                                        Director    Office   September 17,        of
Name                            Age     Position(s) Held                 Since      Expires      1999(2)        Class
----                            ---     ----------------                 -----      -------      -------        -----

                      NOMINEES FOR TERMS TO EXPIRE IN 2002


Ernest A. Moretti                58     Director, President and Chief    1989        1999        30,252          3.25%
                                         Executive Officer

John K. White                    67     Director                         1987        1999         9,010           .97%

G. Scott Barhight                42     Director                         1996        1999         4,360           .47%

                              DIRECTORS CONTINUING
                                    IN OFFICE


John R. Beever                   66     Director                         1984        2000        14,010          1.50%
Albert M. Copp                   64     Director                         1992        2000         5,170           .55%
Gilbert D. Marsiglia, Sr.        61     Director                         1988        2000         9,410          1.01%
Allan B. Heaver                  47     Chairman of the Board            1983        2001        11,010          1.18%
H. Douglas Huether               73     Director                         1965        2001        16,010          1.72%
Jay H. Salkin                    60     Director                         1995        2001        19,210          2.06%

-----------------
(1)  At June 30, 1999.
(2) For the definition of beneficial ownership, see Footnote 3 of the preceding table.

     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     ERNEST A. MORETTI. Mr. Moretti is President and Chief Executive Officer of the Association, a position he has held since 1989.

     JOHN K. WHITE. For over 25 years prior to his retirement in 1996, Mr. White served as Executive Vice President and is a current member of the Board of Directors of the Baltimore Life Insurance Company and Life of Maryland Insurance. From 1996-98, Mr. White was the owner's representative on a construction project for Villa Julie College.

     G. SCOTT BARHIGHT. Mr. Barhight has been a partner with the law firm of Whiteford, Taylor & Preston, LLP located in Towson, Maryland, since 1992.

     JOHN R. BEEVER. Mr. Beever has been retired since 1996. From 1967 until that time, Mr. Beever served as President and Chairman of the Board of John Dittmar & Sons, Inc., a manufacturer of architectural woodwork headquartered in Baltimore, Maryland.

     ALBERT M. COPP. Since 1983, Mr. Copp has been a co-owner and president of Woodhall Wine Cellars. He is also a principal of Woodhall Associates, a land management consulting firm.

     GILBERT D. MARSIGLIA, SR. Mr. Marsiglia is the President of the real estate brokerage firm of Gilbert D. Marsiglia & Co., Inc. located in Lutherville, Maryland, a position he has held since 1973.

     ALLAN B. HEAVER. Since 1986, Mr. Heaver has served as the Managing General Partner of Heaver Properties, a commercial real estate management/development company located in Lutherville, Maryland.

     H. DOUGLAS HUETHER. Since 1970, Mr. Huether has served as President of Independent Can Company, a metal can manufacturing company located in Bel Camp, Maryland and is currently its Chairman of the Board.

     JAY H. SALKIN. Since 1981, Mr. Salkin has served as Senior Vice President - Branch Manager of Advest, Inc., an investment brokerage company. The branch is located in Lutherville, Maryland. Mr. Salkin is on the Board of Directors of Advest, Inc., the principal subsidiary of Advest Group, Inc.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Officers are elected annually by the Board of Directors of the Company. The business experiences of the executive officers who are not also directors are set forth below.

     RONALD W. ROBINSON. Mr. Robinson, age 54, currently serves as Treasurer of the Association and the Chief Financial Officer of the Company. Mr. Robinson has been employed by the Association since 1990 and by the Company since its formation.

     CHARMAINE M. SNYDER. Ms. Snyder, age 42, serves as the Association's Corporate Secretary and Loan Servicing Manager and Corporate Secretary of the Company. Ms. Snyder has been employed by the Association since 1976 and by the Company since its formation.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors meets at least monthly. During the fiscal year ended June 30, 1999, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of

Directors and committees on which such Board member served during this period.

     The Company has various standing committees, including Nominating, Audit and Compensation Committees.

     The entire Board of Directors acts as the Nominating Committee to nominate candidates for membership on the Board of Directors. During fiscal year 1999, the Board met once in its capacity as a nominating committee.

     The Audit Committee meets annually to review the annual audit of the Company's independent accountants and to recommend the appointment by the Board of Directors of independent accountants for the following fiscal year. This committee met once in fiscal year 1999 and is comprised of Directors Heaver, Marsiglia, and Salkin.

     The Compensation Committee meets on an as-needed basis, but at least once during a fiscal year for the purpose of reviewing officers' salaries and bonuses. This committee met two times during fiscal year 1999. The members of this committee are Directors Copp, Heaver, Huether, Moretti and White.

DIRECTOR COMPENSATION

     Directors are currently not compensated for membership on the Board of Directors of the Company. Each director of the Company is also a director of the Association and, in that capacity, is currently paid a fee of $575.00 for each regular meeting attended. Non-employee directors also receive committee fees of $175.00 for each meeting attended. Directors who are also employees of the Company or the Association receive fees for Board meetings but do not receive fees for participation on any committees.

EXECUTIVE COMPENSATION

     The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or granted to the Association's Chief Executive Officer for services rendered by the Association's Chief Executive Officer. No other executive officer of the Company has aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal year 1999.

                                                         Summary Compensation Table
                           -------------------------------------------------------------------------------------------
                                                                              Long-Term Compensation
                                         Annual Compensation                         Award
                                  ------------------------------------       -----------------------
                                                                             Restricted
      Name and Principal                                 Other Annual          Stock        Options/       All Other
          Position         Year   Salary($)  Bonus($)  Compensation($)       Award($)        SARs(#)    Compensation($)
          --------         ----   ---------  --------  ---------------       --------        -------    ---------------

Ernest A. Moretti          1999   $115,000   $28,235        $ ---            $ 111,287(1)    49,681(2)   $    73,731(3)
  President, Chief         1998    115,000    24,700          ---                  ---       ---/---         342,269
  Executive Officer        1997    115,000    23,000          ---                  ---       ---/---          18,025
  and Director

--------------------
(1) 10,117 shares were granted on January 20, 1999 and vest over 5 years. As of June 30, 1999, Mr. Moretti was vested in 20% or 2,023 shares.

(2) As adjusted to reflect the Company's return of capital distribution on June 21, 1999. Shares vest over 5 years and as of June 30, 1999, Mr. Moretti was vested in 20% or 9,936 shares.

(3) Includes $5,330 of life, health and disability premiums paid by the Association, $2,462 paid by the Association in discretionary contributions pursuant to the Association's 401(k) Plan, accrued interest of $22,330 to fund the executive supplemental retirement plan for Mr. Moretti, the value of a car provided to Mr. Moretti of $1,492, the value of 2,749 shares allocated to Mr. Moretti under the Company's ESOP at June 30, 1999, and $6,900 in fees paid to Mr. Moretti in his capacity as a Director.

     OPTION GRANTS IN FISCAL YEAR 1999. The following table contains information concerning the grant of stock options to Mr. Moretti under the Company's stock option plan. The plan does not provide for the grant of stock appreciation rights.

                         Number of           Percent of
                         Securities        Total Options      Exercise or
                         Underlying          Granted to           Base
                      Options Granted       Employees in         Price
       Name          (Number of Shares)     Fiscal Year      ($ per share)    Expiration Date
       ----          ------------------     -----------      -------------    ---------------
Ernest Moretti           49,681(a)              55.6%         $   5.60         Jan. 20, 2009

---------------------
(a) Options were granted at $11 per share, the fair market value at the date of grant and subsequently adjusted to $5.60 per share to reflect the $6 per share return of capital distribution paid on June 21, 1999.

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999 AND YEAR-END OPTION VALUES. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.

                                                            Number of Securities
                                                           Underlying Unexercised        Value of Unexercised
                                                         Options at Fiscal Year End    In-the-Money Options at
                   Shares Acquired on        Value        Exercisable/Unexercisable      Fiscal Year End (a)
           Name       Exercise (#)        Realized ($)       (Number of Shares)       Exercisable/Unexercisable
           ----       ------------        ------------       ------------------       -------------------------
Ernest Moretti             --                  --               9,936/39,745              $12,047/$48,191

-----------------------------
(a) Represents  the  difference  between  fair market  value of  underlying Common Stock at year-end (based on the most recent sales price known to management)  and the exercise  price.  Options are in-the-money if the fair market  value of the  underlying  securities  exceeds the exercise price of the Option  and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

     EMPLOYMENT AGREEMENT. The Association has an employment contract with its President, Ernest A. Moretti. The agreement provides for a salary of $115,000, contains bonus provisions tied to the Association's performance and has a term of three years (subject to an annual extension for an additional year following an annual performance review). The agreement provides that under certain circumstances, including a change in control, Mr. Moretti would be entitled, subject to certain limitations, to a severance payment in lieu of salary equal to a percentage of his base amount of compensation, as defined. The contract provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Association.

     In the event there is a change in control of the Association, as defined in the agreement, if employment terminates involuntarily in connection with such change in control or within 12 months thereafter, the employment contract provides for a payment equal to 299% of Mr. Moretti's base amount of compensation as defined in the Internal Revenue Code. Assuming a change in control were to take place as of June 30, 1999, the aggregate amounts payable to Mr. Moretti pursuant to this change in control provision would have been approximately $343,850.

     The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The employment contract may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Company.

     EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN. Effective fiscal year 1998, the Association adopted the Wyman Park Federal Savings and Loan Association Executive Supplemental Retirement Plan (the "SERP") for the benefit of Mr. Moretti. The SERP provides for payment of a specified amount to Mr. Moretti, as President of the Association, upon the occurrence of the later of (i) Mr. Moretti's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Moretti as President of the Association ("Payment Event"). Specifically, upon the occurrence of a Payment

Event, Mr. Moretti shall be entitled to an annual amount, payable in twelve (12) monthly installments, over the greater of the life of Mr. Moretti or one hundred twenty (120) months, equal to the excess of (A) sixty-five percent of Mr. Moretti's highest five-year average annual compensation, as defined in the defined benefit retirement plan provided by the Association (the "Qualified Plan"), but without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, reduced by (B) Mr. Moretti's annualized monthly retirement benefit payable under the Qualified Plan under the normal form of benefit, as defined as of September 30, 1997, under the Qualified Plan, such form being a 10-year certain and continuous annuity.

CERTAIN TRANSACTIONS

     The Association has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed Anderson Associates, LLP, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 2000. Representatives of Anderson Associates, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     On March 11, 1998, the appointment of Wooden & Benson Chartered as the Company's independent auditors was terminated and Anderson Associates, LLP was engaged as the Company's independent auditors. The decision to change accountants was approved by the Board of Directors of the Company. In connection with the audits of the two fiscal years ended June 30, 1997 and the subsequent interim period through March 11, 1998, there were no disagreements with Wooden & Benson Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Wooden & Benson Chartered to make reference to the subject matters of the disagreements in connection with their audit reports.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representation from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended June 30, 1999, all such filing requirements were satisfied.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 11 West Ridgely Road, Lutherville, Maryland 21093, no later than May 28, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office, at 11 West Ridgely Road, Lutherville, Maryland 21093 on or before September 20, 2000 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's bylaws and Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


Lutherville, Maryland
September 30, 1999

                         WYMAN PARK BANCORPORATION, INC.
                              11 WEST RIDGLEY ROAD
                           LUTHERVILLE, MARYLAND 21093

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                 OF STOCKHOLDERS
                                OCTOBER 20, 1999

     The undersigned hereby constitutes and appoints Allan B. Heaver, Jay H. Salkin, and H. Douglas Huether, and each of them, the proxies of the undersigned, with full powers of substitution, to attend the Annual Meeting of Stockholders of Wyman Park Bancorporation, Inc. (the "Company") to be held at the main office located at 11 West Ridgely Road, Lutherville, Maryland, on October 20, 1999 at 3:00 p.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS, IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN.

     1. The Election of Directors: Ernest A. Moretti, John K. White, and G. Scott Barhight.

[  ]  FOR all nominees listed above    [  ]  WITHHOLD AUTHORITY to
      (except as marked to the               vote for all nominees listed above.
      contrary below).

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.)

--------------------------------------------------------------------------------

     2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Stockholders and Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 1999, and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.

Date:_______________________________________________

Signature:__________________________________________

Signature:__________________________________________

PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.